UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 4, 2006
MSW Energy Holdings II LLC
MSW Energy Finance Co. II, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0001276518	13-3213489
Delaware	0001276517	20-0400947
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey		07004

(Address of principal executive offices)		(Zip Code)
(973) 882-9000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 4, 2006, MSW Energy Holdings II LLC (“MSW Energy Holdings II”) and MSW Energy Finance Co. II, Inc. (“MSW Finance II”) filed with the Securities and Exchange Commission their Quarterly Report on Form 10-Q for the three months ended March 31, 2006 (the “Form 10-Q”). This 8-K contains supplemental financial information concerning MSW Energy Holdings II and MSW Finance II not included in the Form 10-Q, including certain non-GAAP financial information identified herein.
     The information in this Form 8-K is furnished pursuant to Item 8.01 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
     MSW Energy Holdings II, a Delaware limited liability company was formed in August 2003 for the purpose of issuing debt, the proceeds of which, along with capital contributions, were used to fund the merger of MSW Merger LLC (“MSW Merger’’), MSW Energy Holdings II’s then indirect parent, with and into Covanta ARC Holdings Inc. (“Covanta ARC Holdings’’) (the “Merger’’). After the Merger, Covanta Ref-Fuel II Corp. (“Covanta Ref-Fuel II’’), a Delaware corporation, and an indirect subsidiary of Covanta ARC Holdings, became a subsidiary of MSW Energy Holdings II. The Merger was completed on December 12, 2003, and after the completion of the Merger, MSW Energy Holdings II held a direct 49.9% capital interest in Covanta Ref-Fuel Holdings LLC (“Covanta Ref-Fuel”) and wholly-owned Covanta Ref-Fuel II, which owned a 0.1% capital interest in Covanta Ref-Fuel. Both interests were contributed to MSW Energy Holdings II by Covanta ARC Holdings.
     The indenture under which MSW Energy Holdings II’s 7 3/8% Series B Senior Secured Notes due 2010 (“Senior Notes”) were issued requires, among other things, but subject to certain exceptions, that any restricted payments are not permitted unless certain ratio covenants based on MSW Energy Holdings II’s last twelve months proportionate ownership of Covanta Ref-Fuel have been met. The proportionate adjusted data is presented, including proportionate interest expense and proportionate adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) because these measures are used in the calculation of covenant compliance under such indenture governing the Senior Notes.
     These measures which are included in the following tables are unaudited measures which are not prepared in accordance with US generally accepted accounting principles (“GAAP”). They are not intended to supplant the information provided in accordance with GAAP. Furthermore, these measures may not be comparable to those used by other companies. Accordingly, a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, operating cash flows, is included. In addition, the ratio of proportionate interest expense to Adjusted EBITDA is an interest coverage ratio under the indenture with respect to which MSW Energy Holdings II is not aware of a directly comparable GAAP measure. Accordingly, readers are directed to the computation of proportionate interests and the reconciliation of Adjusted EBITDA to operating cash flows presented below for a reconciliation of such ratio to its GAAP components. The following tables should be read in conjunction with the MSW Energy Holdings II’s historical financial statements and related notes contained in the Form 10-Q. The information is being presented for informational purposes only, as it represents the covenant calculation under the Senior Notes.

     Additionally, as required under the indenture, the activity of Covanta Ref-Fuel is separate from MSW Energy Holdings II’s incremental activity in the following calculations (unaudited, in thousands of dollars):

For the Twelve
Months Ended
March 31, 2006

Proportionate Adjusted EBITDA (1)	$132,903

Proportionate interest expense (2)	40,532

Ratio of proportionate Adjusted EBITDA to proportionate interest expense (3)	3.3x

(1)	Proportionate Adjusted EBITDA is defined under the indenture as MSW Energy Holdings II’s ownership percentage of Covanta Ref-Fuel times Covanta Ref-Fuel’s Adjusted EBITDA. Adjusted EBITDA for Covanta Ref-Fuel (as calculated below) is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of operating performance or any other measures of performance derived in accordance with GAAP. Proportionate Adjusted EBITDA for the twelve months ended March 31, 2006 is calculated by subtracting the three months ended March 31, 2005 from the period of January 1, through June 24, 2005 and then adding the period from June 25, through December 31, 2005 and the three months ended March 31, 2006. (unaudited, dollars in thousands):

	For the Period		For the Period
	from January 1,	For the Three	from June 25,	For the Three	For the Twelve
	Through	Months Ended	Through	Months Ended	Months Ended
	June 24, 2005	March 31, 2005	December 31, 2005	March 31, 2006	March 31, 2006

Covanta Ref-Fuel:
Net income	$7,272	$8,041	$67,503	$7,216	$73,950
Income tax provision (benefit)	(39)	(11)	481	(40)	413
Interest income	(933)	(457)	(884)	(278)	(1,638)
Interest expense on intermediate debt	7,578	3,871	7,143	3,201	14,051

Operating income	13,878	11,444	74,243	10,099	86,776
One time charges for Acquisition	30,192	—	—	—	30,192
Net Interest on project debt	13,964	7,318	15,074	6,887	28,607
Depreciation and amortization	57,032	29,738	58,907	30,308	116,509
(Gain) loss on retirements	519	1,386	(381)	—	(1,248)

EBITDA	115,585	49,886	147,843	47,294	260,836
Energy contract levelization	692	328	2,068	1,061	3,493
Amortization of lease intangible	(1,593)	(824)	1,497	748	1,476

Adjusted EBITDA	$114,684	$49,390	$151,408	$49,103	$265,805

MSW Energy Holdings II percentage ownership					50.0%

Proportionate Adjusted EBITDA					$132,903

(2)	Proportionate interest expense is defined under the indenture as the percentage ownership of the interest expense for Covanta Ref-Fuel plus 100% of incremental MSW Energy Holdings II’s interest expense.

     The following table reconciles MSW Energy Holdings II proportionate interest expense (unaudited, dollars in thousands):

For the Twelve
Months Ended
March 31, 2006
Covanta Ref-Fuel interest expense	$46,610
MSW Energy Holdings II ownership percentage	50.0%

Covanta Ref-Fuel proportionate interest expense	$23,305
MSW Energy Holdings II incremental interest expense	17,227

MSW Energy Holdings II proportionate interest expense	$40,532

(3)	Proportionate Adjusted EBITDA to proportionate interest expense is defined under the indenture as the quotient of proportionate Adjusted EBITDA divided by proportionate interest expense.
* The levelization of the energy contract relates to the accounting of a long-term power contract, the revenue under which is being recognized in accordance with Emerging Issues Task Force (“EITF”) Issues 96-17 “Revenue Recognition under Long-Term Power Sales Contracts That Contain Both Fixed and Variable Pricing Terms.” EITF 96-17 requires that MSW Energy Holding recognizes power revenues under these contracts as the lesser of (a) amounts billable under the respective contracts; or (b) an amount determinable by the kilowatt hours made available during the period multiplied by the estimated average revenue per kilowatt hour over the term of the contract. The determination of the lesser amount is to be made annually based on the cumulative amounts that would have been recognized had each method been applied consistently from the beginning of the contract. The difference between the amount billed and the amount recognized is included in other long-term liabilities.
A reconciliation of Covanta Ref-Fuel’s Adjusted EBITDA to operating cash flow is provided below, as operating cash flows represent the most comparable GAAP measure of liquidity (unaudited, dollars in thousands):

	For the Period		For the Period
	from January 1,	For the Three	from June 25,	For the Three	For the Twelve
	Through	Months Ended	Through	Months Ended	Months Ended
	June 24, 2005	March 31, 2005	December 31, 2005	March 31, 2006	March 31, 2006

Adjusted EBITDA	$114,684	$49,390	$151,408	$49,103	$265,805
Amortization of debt	(5,854)	(3,051)	(5,978)	(2,928)	(11,709)
Deferred taxes	2,576	2,816	(447)	—	(687)
Interest expense	(21,542)	(11,189)	(22,217)	(10,088)	(42,658)
Interest income	933	457	884	278	1,638
Deferred revenue	(15)	(38)	(64)	—	(41)
Cash paid for one time charges	(30,192)	—	—	—	(30,192)
Changes in assets and liabilities:
Accounts receivable, net	(5,090)	3,786	5,610	2,039	(1,227)
Prepaid expenses and other current assets	10,308	(3,439)	(1,999)	1,326	13,074
Other long-term assets	(15,225)	(6,949)	942	(6,751)	(14,085)
Accounts payable and other current liabilities	(4,323)	3,911	19,929	6,145	17,840
Accrued interest payable	5,849	7,987	(16,765)	(2,808)	(21,711)
Other long-term liabilities	(3,914)	(4,729)	5,038	(1,432)	4,421

Cash provided by operating activities	$48,195	$38,952	$136,341	$34,884	$180,468

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: May 4, 2006

MSW ENERGY HOLDINGS II LLC (Registrant)
By:	/s/ Anthony J. Orlando
Name:	Anthony J. Orlando
Title:	President

MSW ENERGY FINANCE CO., II, INC. (Registrant)
By:	/s/ Anthony J. Orlando
Name:	Anthony J. Orlando
Title:	President